UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 West Georgia, Suite 1030 Vancouver, B.C., Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On December 17, 2019, Achieve Life Sciences, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company (the “Public Offering”), (a) 9,577,504 Class A Units (the “Class A Units”), with each Class A Unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one share of Common Stock (each warrant exercisable for one whole share of Common Stock, a “Warrant”), with each Class A Unit to be offered to the public at an offering price of $0.60 per Class A Unit and (b) 6,256 Class B Units (the “Class B Units”, and collectively with the Class A Units, the “Units”), with each Class B Unit consisting of one share of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), convertible into 1,666 shares of Common Stock and Warrants to purchase 1,666 shares of Common Stock, with each Class B Unit to be offered to the public at an offering price of $999.60 per Class B Unit.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45 day option (the “Overallotment Option”) to purchase up to 3,000,000 additional shares of Common Stock and/or Warrants to purchase up to 3,000,000 shares of Common Stock solely to cover over-allotments. The Overallotment Option was exercised in full on December 17, 2019. The Class A Units and Class B Units were not certificated and the shares of Common Stock, Series B Preferred Stock and Warrants comprising such Units were immediately separable and were issued separately in the Public Offering. The Units were offered by the Company pursuant to (i) the registration statement on Form S-1 (File No. 333-234530), and each amendment thereto, which was initially filed with the Securities and Exchange Commission (the “Commission”) on November 6, 2019 and declared effective by the Commission on December 17, 2019 (the “Registration Statement”).

On December 19, 2019, the Company issued and sold (i) 12,577,504 shares of Common Stock (which includes 3,000,000 shares of Common Stock sold pursuant to the exercise of the Overallotment Option), (ii) 6,256 shares of Series B Preferred Stock and (iii) 23,000,000 Warrants (which includes 3,000,000 Warrants sold pursuant to the exercise of the Overallotment Option) pursuant to the Registration Statement and the Underwriting Agreement. The net proceeds to the Company, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company will be approximately $12.4 million.

Each Warrant is immediately exercisable, expires on the five (5) year anniversary of the date of issuance and is exercisable at a price per share of Common Stock of $0.60, subject to adjustment in the event of subsequent equity sales of common stock or securities convertible into common stock for an exercise price per share less than the exercise price per share of the warrants then in effect, provided, however, that the exercise price of the warrants cannot be reduced to an amount less than $0.06 per share of Common Stock. Additionally, subject to certain exceptions, if, after the closing date of the Public Offering, (i) the volume weighted average price of the Common Stock for each of 30 consecutive trading days (the “Measurement Period”), which Measurement Period commences on the closing date, exceeds 300% of the exercise price (subject to adjustments for stock splits, recapitalizations, stock dividends and similar transactions), (ii) the average daily trading volume for such Measurement Period exceeds $500,000 per trading day and (iii) certain other equity conditions are met, and subject to a beneficial ownership limitation, then the Company may call for cancellation of all or any portion of the Warrants then outstanding.

The foregoing summaries of the Underwriting Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01	Other Events.

On December 17, 2019, the Company issued a press release announcing that it had priced the Public Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 19, 2019, the Company issued a press release announcing the exercise of the Overallotment Option and the closing of the Public Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Following the completion of the Public Offering, as of 5:00 p.m. New York City time on December 19, 2019 the Company had outstanding 25,035,292 shares of Common Stock (which includes 4,105,024 shares of Common Stock issued upon conversion of shares of the Series B Preferred Stock) and 3,792 shares of Series B Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of December 17, 2019, by and between Achieve Life Sciences, Inc. and Ladenburg Thalmann & Co. Inc.

3.1	Certificate of Designation of Preferences, Rights and Limitations, filed with the Delaware Secretary of State on December 18, 2019, with respect to the Series B Preferred Stock.

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Preferred Stock Certificate.

99.1	Press release of Achieve Life Sciences, Inc. dated December 17, 2019.

99.2	Press release of Achieve Life Sciences, Inc. dated December 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: December 19, 2019	By:	/s/ John Bencich
Name: John Bencich
Title: Chief Financial Officer